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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 24, 2006

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-27121                                  35-2208007
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     (Commission File Number)              (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA              90212
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       (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 24, 2006, Superior Galleries, Inc., (the "Company") issued a press release announcing its financial results for its fiscal year 2006 second quarter and the six-months period ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. On January 24, 2006, the Company also hosted a public conference call featuring a presentation by senior management that included a discussion of the Company's results of operations and financial condition as of and for the fiscal quarter and six months ended December 31, 2005. The full transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On January 25, 2006, the Board of Directors of the Company appointed Silvano DiGenova as the acting chief financial officer of the Company and Lawrence F. Abbott as the acting secretary of the Company to serve in their respective offices until the appointments of their replacements.

     On April 10, 2002 the Company executed a subordinated note payable to Mr. DiGenova bearing interest at 9% per annum with quarterly installment payments of $150,000 plus interest. No principal payments had been made through February 2003. On February 14, 2003, the terms of the note were modified to provide for repayment of principal in the amount of $50,000 per quarter commencing on September 30, 2003 and for interest to be paid monthly. As of the December 31, 2005 the outstanding balance was $700,000 and all interest payments were paid to date and continue to be paid current on a monthly basis. The principal repayments that were due on December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005 were not paid when due, but Mr. DiGenova has agreed to further extend the due dates for these payments to March 31, 2006. During the six month period ended December 31, 2005, the note was reduced by $50,000.

     Mr. DiGenova, age 43, currently serves as the Company's chairman of the board, chief executive officer and a director. He has served in these positions since the time the Company's corporate predecessor was formed in 1984. Mr. DiGenova has also served as the Company's acting chief financial officer from September 2002 through December 2002. Mr. DiGenova founded TIA, which would later become the Company in 1977. Mr. DiGenova has extensive experience in the numismatic and fine arts fields. In 1986, Mr. DiGenova helped form the Professional Coin Grading Service, the first widely accepted uniform grading system for rare coins. Mr. DiGenova attended the Wharton School of Business at the University of Pennsylvania for four years. However, Mr. DiGenova left Wharton in his fourth year to develop TIA, the Company's predecessor, and did not obtain a degree from Wharton.

     Mr. Abbott, age 42, currently serves as the Company's chief sales officer and executive vice president. Mr. Abbott has served in this role since June 2005. Mr. Abbott has over twenty years of experience in management roles in numismatic sales and marketing, and executive management. Prior to joining the Company, Mr. Abbott held various sales and management positions including, most recently, executive vice president, at Heritage Rare Coin Galleries, a privately-held rare coin dealer and auctioneers from May 1999 to May 2005.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.

     (c)  SHELL COMPANY TRANSACTIONS.  Not applicable.

     (d)  EXHIBITS.

          Exh. No.  Description
          --------  -----------

          99.1 Press release dated January 24, 2006, titled "Superior Galleries Reports Second-Quarter Results"

          99.2 Transcript of the Superior Galleries Fiscal 2006 Second-Quarter Earnings Conference Call


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2006               SUPERIOR GALLERIES, INC.

                                      By: /s/ Silvano DeGenova
                                          -------------------------------------
                                          Silvano DiGenova
                                          Chairman, Chief Executive Officer and
                                          Acting Chief Financial Officer


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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

Number    Description
------    -----------

99.1 Press release dated January 24, 2006, titled "Superior Galleries Reports Second-Quarter Results"

99.2 Transcript of the Superior Galleries Fiscal 2006 Second-Quarter Earnings Conference Call